                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      APPLIED ANALYTICAL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   (AAI LOGO)

                      APPLIED ANALYTICAL INDUSTRIES, INC.
                           2320 SCIENTIFIC PARK DRIVE
                        WILMINGTON, NORTH CAROLINA 28405

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 15, 2000

                             ---------------------

To the Stockholders of Applied Analytical Industries, Inc.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Applied Analytical Industries, Inc. (the "Company") will be held on November 15, 2000 at 10:00 a.m., North Carolina time, at the corporate office of the Company, located at 2320 Scientific Park Drive, Suite 185, Wilmington, North Carolina 28405.

     1. To approve the Amendment to the Company's Certificate of Incorporation to change the name of the Company to aaiPharma Inc.

     2. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has designated the close of business on October 12, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to vote.

     You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                          By Order of the Board of Directors,

                                          Gregory S. Bentley
                                          Secretary

Wilmington, North Carolina
October 14, 2000

      YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE COMPLETE, SIGN, DATE AND
               RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT
                        YOU PLAN TO ATTEND THE MEETING.

                                   (AAI LOGO)

                      APPLIED ANALYTICAL INDUSTRIES, INC.
                           2320 SCIENTIFIC PARK DRIVE
                        WILMINGTON, NORTH CAROLINA 28405

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                                                                October 14, 2000

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Applied Analytical Industries, Inc. (the "Company") for use at the special meeting of stockholders (the "Special Meeting") to be held on November 15, 2000 at 10:00 a.m., North Carolina time, at the corporate office of the Company, located at 2320 Scientific Park Drive, Suite 185, Wilmington, North Carolina 28405, and at any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders commencing on or about October 14, 2000.

                          VOTING RIGHTS AND PROCEDURES

     Only stockholders of record of the Common Stock of the Company at the close of business on October 12, 2000 will be entitled to vote at the Special Meeting. As of that date, a total of 17,631,385 shares of Common Stock were outstanding, each share being entitled to one vote. The approval of the amendment to the Company's Restated Certificate of Incorporation to change the Company's name requires the affirmative vote of a majority of the shares of Common Stock outstanding. Accordingly, an abstention and a broker non-vote will have the same effect as a negative vote on this matter. Under the Restated Certificate of Incorporation of the Company, the business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose stated in the notice of such meeting. As a result, no business shall be brought before the foregoing special meeting of stockholders other than the amendment to change the Company's name, matters relating to such amendment, and procedural matters such as motions of adjournment and closure of the meeting. Any such other matters that may properly be brought before the meeting requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On such matters, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on votes on these matters.

     Shares of the Company's Common Stock represented by proxies in the form solicited will be voted in the manner directed by the stockholder. If no direction is given, the proxy will be voted FOR the amendment to the Company's Restated Certificate of Incorporation changing the Company's name from "Applied Analytical Industries, Inc." to "aaiPharma Inc." There are no other matters to be acted upon at the Special Meeting other than those set forth in the accompanying Notice of Special Meeting with respect to the name change of the Company, matters relating to such name change, and such procedural matters as are necessary or appropriate in conducting the Special Meeting such as motions of adjournment and closure of the meeting. In the event that any other matters properly come before the Special Meeting and call for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on these matters. A proxy may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxy's authority or a duly elected proxy bearing a later date.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of October 12, 2000 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each named executive officer and (iv) all executive officers and directors as a group.

                                                                NUMBER OF SHARES      PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED(a)     SHARES
------------------------                                      ---------------------   ----------
Frederick D. Sancilio, Ph.D. (b)............................        4,663,891           26.5%
James L. Waters (c).........................................        2,411,575           13.7%
The Goldman Sachs Group, Inc. (d)...........................        2,853,678           16.2%
Brown Capital Management, Inc. (e)..........................        1,511,000            8.6%
Joseph H. Gleberman (f).....................................               --              --
John M. Ryan................................................           51,000               *
James G. Martin, Ph.D.......................................           18,167               *
Richard G. Morrison.........................................               --              --
William H. Underwood (g)....................................          228,669            1.3%
Eugene T. Haley.............................................           39,967               *
Frances M. Sakers (h).......................................            2,900               *
William J. Blank............................................           21,668               *
Richard Parker..............................................          397,636            2.3%
All executive officers and directors as a group (15
  persons)..................................................        7,910,028           44.9%

---------------

*   Less than 1%
(a) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Information in the table reflects options granted under the Company's 1995 Stock Option Plan, 1996 Stock Option Plan and the 1997 Stock Option Plan to the extent such options are or become exercisable within 60 days. Accordingly, the totals for the following executive officers and directors and all executive officers and directors as a group includes the following shares represented by options: Mr. Ryan, 50,000 shares; Mr. Underwood, 43,680 shares; Mr. Haley, 32,667 shares; Dr. Martin, 16,667 shares; Mr. Parker, 3,250 shares; and all executive officers and directors as a group, 216,487 shares.
(b) Dr. Sancilio's address is 2320 Scientific Park Drive, Wilmington, North Carolina 28405.
(c) Includes 461,057 shares of Common Stock beneficially owned by Mr. Waters' spouse. Mr. Waters' address is 47 New York Avenue, Framingham, Massachusetts 01701.
(d) Based on certain filings with the Securities and Exchange Commission, represents 2,853,678 shares owned by certain investment partnerships, of which affiliates of The Goldman Sachs Group, Inc. ("GS Group") are the general partner, managing general partner or general manager. Includes 1,428,549 shares held of record by GS Capital Partners II, L.P.; 567,908 shares held of record by G.S. Capital Partners II Offshore, L.P.; 120,552 shares held of record by Bridge Street Fund 1995, L.P.; 107,132 shares held of record by Stone Street Fund 1995, L.P.; 52,691 shares held of record by Goldman, Sachs & Co. Verwaltungs GmbH, as nominee for GS Capital Partners II Germany Civil Law Partnership; 264 shares held by Greene Street 1998 Exchange Fund, L.P. ("Greene Street"), an affiliate of Goldman, Sachs & Co. and the GS Group is the general partner of Greene Street, 97 shares acquired in the ordinary course of trading activities, and 576,749 shares held in managed accounts. GS Group disclaims beneficial ownership of the shares owned by such investment partnerships to the extent attributable to partnership interests therein held by persons other than GS Group and its affiliates. Each of such investment partnerships shares voting and investment power with certain of its respective affiliates. The address of the GS Group is 85 Broad Street, New York, New York 10004.
(e) Based on Schedule 13G filed by Brown Capital Management, Inc. with the Securities and Exchange Commission dated December 31, 1999. The address of Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, Maryland 21202.

(f) Mr. Gleberman, a managing director of Goldman, Sachs & Co., disclaims beneficial ownership of the 2,853,678 shares which may be deemed beneficially owned by GS Group as described in note (d) above.
(g) Includes 925 shares beneficially owned by Mr. Underwood's children.
(h) Ms. Sakers resigned from all offices and positions at the Company effective October 13, 1999.

       APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

     Article First of the Company's Restated Certificate of Incorporation (the "Charter") currently provides that the Company's name is "Applied Analytical Industries, Inc."

     By a unanimous written consent effective September 13, 2000, the Board of Directors has deemed advisable, approved and recommended that the stockholders of the Company approve a proposal to amend Article First of the Restated Certificate of Incorporation to change the Company's name to "aaiPharma Inc.", by approval of the following resolution:

        Resolved, that Article First of the Company's Restated Certificate of Incorporation is hereby deleted in its entirety and replaced with the following new Article First:

           "First: The name of the Corporation is aaiPharma Inc."

     The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock voting at the Special Meeting at which a quorum is present is required to approve the proposed amendment.

     The Board of Directors believes that the proposal should be adopted to better reflect the strategic direction of the Company as a specialty pharmaceutical company. The Company is involved in a broad array of pharmaceutical development, manufacturing and product sales activities and the new name better reflects these activities.

     The Board of Directors recommends a vote FOR the approval of the foregoing amendment of the Company's Restated Certificate of Incorporation.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Under the applicable rules of the Securities and Exchange Commission, a stockholder who wishes to submit a proposal for inclusion in the proxy statement of the Board of Directors for the annual meeting of stockholders to be held in the spring of 2001 must submit such proposal in writing to the Secretary of the Company at the Company's principal executive offices no later than December 1, 2000.

     The By-laws of the Company establish an advance notice procedure for stockholder proposals to be brought before a meeting of stockholders of the Company and for nominations by stockholders of candidates for election as directors at an annual meeting at which directors are to be elected. Subject to any other applicable requirements, only such business may be conducted at a meeting of stockholders as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given to the Secretary of the Company timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. The presiding officer at such meeting has the authority to make such determinations. Only persons who are selected and recommended by the Board of Directors or by a committee of the Board of Directors designated to make nominations, or who are nominated by a stockholder who has given timely written notice, in proper form, to the Secretary prior to a meeting at which directors are to be elected, will be eligible for election as directors of the Company.

     To be timely, notice of nominations or other business to be brought before any meeting must be received by the Secretary of the Company not later than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting or, in the case of special meetings, at the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Accordingly, any notice of nominations or other business to be brought before the 2001 annual meeting of stockholders must be received by the Secretary of the Company by December 1, 2000. The notice of any stockholder proposal or nomination for election as a director must set forth the various information required under the By-laws. The person submitting the notice of nomination and any person acting in concert with such person must provide, among other things, the name and address under which they appear on the Company's books (if they so appear) and the class and number of shares of the Company's capital stock that are beneficially owned by them. Any stockholder desiring a copy of the Company's By-laws will be furnished one without charge upon written request to the Secretary of the Company at 2320 Scientific Park Drive, Wilmington, North Carolina 28405.

                                 OTHER MATTERS

     The Board knows of no other matters which will be presented to the Special Meeting and, pursuant to the Restated Certificate of Incorporation of the Company, no matters may be brought before a special meeting of the stockholders other than those noticed in the Notice of the Special Meeting. If, however, any other matter is properly presented at the Special Meeting, the proxy solicited by this Proxy Statement will be voted in accordance with the judgment of the person or persons holding such proxy.

                                          By Order of the Board of Directors,

                                          Gregory S. Bentley
                                          Secretary

Wilmington, North Carolina
October 14, 2000

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
              REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY
                       IN THE ENCLOSED POSTPAID ENVELOPE.

                            - FOLD AND DETACH HERE -

REVOCABLE PROXY       APPLIED ANALYTICAL INDUSTRIES, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Gregory S. Bentley and Albert N. Cavagnaro as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Applied Analytical Industries, Inc. (the "Company") held of record by the undersigned on October 12, 2000 at the special meeting of stockholders to be held on November 15, 2000 (the "November 2000 Special Meeting") or any adjournment thereof.

1. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION to change the Company's name to aaiPharma Inc. as described in the Company's Proxy Statement for the November 2000 Special Meeting.

            FOR  [ ]            AGAINST  [ ]            ABSTAIN  [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.

                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL AND THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 14, 2000, and revokes all proxies heretofore given by the undersigned.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                 ------------------------------
                                                 PLEASE MARK, SIGN, DATE AND
                                                 RETURN THE PROXY CARD PROMPTLY
                                                 USING THE ENCLOSED
                                                 POSTAGE-PREPAID ENVELOPE.
                                                 ------------------------------

                                                 Dated:
                                                        ----------------- , 2000

                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature if held jointly